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EXHIBIT 99.1


April 10, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549


We have read One Voice Technologies, Inc.'s (the "Company") statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K filed with the SEC on April 10, 2006 and we are in agreement with the statements made by the registrant in said filing.

                                             /S/ PETERSON & CO. LLP

                                             SAN DIEGO, CALIFORNIA